Exhibit 99.1

BIOMET ANNOUNCES THIRD QUARTER OF FISCAL YEAR 2011 FINANCIAL RESULTS

WARSAW, Ind., April 12, 2011 – Biomet, Inc. announced today financial results for its third fiscal quarter ended February 28, 2011.

•	Net sales increased 1% (2% constant currency) worldwide to $678 million

•	Reconstructive sales increased 1% (1% constant currency) worldwide to $516 million

•	Extremity sales grew 18% (18% constant currency) worldwide, with a 25% increase in the U.S.

•	Dental sales increased 5% (6% constant currency) worldwide and increased 4% in the U.S.

•	Sports medicine sales grew 20% (21% constant currency) worldwide, with 16% U.S. growth

•	Operating cash flow of $151.8 million

Third Quarter Financial Results

Net sales increased 1% during the third quarter of fiscal year 2011 to $678.0 million compared to net sales of $669.8 million during the third quarter of fiscal year 2010. Excluding the effect of foreign currency, net sales increased 2% during the third quarter. U.S. net sales were flat at $412.4 million during the third quarter, while Europe net sales decreased 4% (flat at constant currency) to $173.0 million and International (primarily Canada, South America, Mexico and the Pacific Rim) net sales increased 21% (14% constant currency) to $92.6 million.

Special items (pre-tax) for the third quarter totaled $117.9 million, including $95.7 million of non-cash amortization and depreciation expense related to the Merger and $22.2 million of non-Merger related special items.

Reported operating income during the third quarter of fiscal year 2011 was $94.9 million compared to operating income of $100.1 million during the third quarter of fiscal year 2010. Excluding special items in both periods, adjusted operating income totaled $212.8 million during the third fiscal quarter compared to adjusted operating income of $210.1 million in the same period of the prior fiscal year.

Reported net loss during the third quarter of fiscal year 2011 was $11.6 million compared to a net loss of $3.1 million during the third quarter of fiscal year 2010. Excluding special items in both periods, adjusted net income was $63.8 million during the third fiscal quarter, compared to $67.3 million during the third quarter of fiscal year 2010.

Excluding special items, adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) was $258.4 million, or 38.1% of net sales during the third quarter of fiscal year 2011, compared to adjusted EBITDA of $250.7 million, or 37.4% of net sales during the third quarter of the prior fiscal year.

Interest expense during the third quarter totaled $124.0 million compared to $128.0 million during the third quarter of fiscal year 2010, principally due to lower interest rates on floating rate debt.

Reported cash flow from operations during the third quarter totaled $151.8 million. Free cash flow (operating cash flow of $151.8 million minus capital expenditures of $45.1 million) was $106.7 million, which reflected $53.6 million of cash interest paid in the quarter.

Reported gross debt was $5.985 billion and cash and cash equivalents, as defined in the Company’s Credit Agreement dated September 25, 2007, totaled $332 million, resulting in net debt of $5.653 billion as of February 28, 2011. From May 31, 2008, the first fiscal year-end after the Merger, to February 28, 2011, net debt decreased by $521 million due to an increase in cash and cash equivalents, as defined by our credit agreement, of $205 million and a $316 million reduction of gross debt. The reduction of gross debt includes a $154 million decrease due to favorable foreign currency translation on the Company’s euro-denominated debt.

Biomet’s senior secured leverage ratio as of February 28, 2011 was 3.42 times the last twelve months (“LTM”) adjusted EBITDA, as defined by our credit agreement, compared to 4.16 times at May 31, 2008. The net debt leverage ratio was 5.64 times LTM adjusted EBITDA at February 28, 2011, compared to 6.97 times as of May 31, 2008.

Biomet’s President and Chief Executive Officer Jeffrey R. Binder stated, “Net sales increased 2% on a constant currency basis during our fiscal third quarter, but core orthopaedic reconstructive sales were flat. While we believe that the hip and knee market continued to remain sluggish during the quarter, with continued pressure on both volume and price, we did not meet our goal of sustainable above-market growth. Our focus is on improving our execution in new product introductions, and selling and marketing effectiveness so that we can regain the momentum that we have built over the past four years. On a positive note, we cleared our Warning Letter related to the Signature™ system* during the quarter and have resumed marketing that system. We have also launched two important new hip systems, the Arcos® Modular Femoral Revision System and our Active Articulation™ E1® Dual Mobility Hip System, both with excellent feedback from the market.”

A reconciliation of reported results to adjusted results is included in this press release, which is also posted on Biomet’s website: www.biomet.com

The following table provides third quarter net sales performance by product segment:

	Third Quarter Net Sales Performance
	Worldwide Reported Quarter 3 - FY 2011	Worldwide Reported Growth %		Worldwide CC Growth %		United States Growth %

Reconstructive	$516.2	1%		1%		(1	) %
Orthopedic Reconstructive		-%		-%		(1	) %
Hips		-%		-%		-%
Knees		(2	) %	(1	) %	(5	) %
Total Hips & Knees		(1	) %	(1	) %	(3	) %
Extremities		18%		18%		25%
Other		(2	) %	(1	) %	(2	) %
Dental		5%		6%		4%
Fixation	58.5	(1	) %	(1	) %	(2	) %
Spine	55.4	1%		1%		(1	) %
Other	47.9	13%		14%		11%
Sports Medicine		20%		21%		16%
Other		4%		5%		3%

Total	$678.0	1%		2%		-%

Reconstructive sales increased 1% (1% constant currency) worldwide during the third quarter of fiscal year 2011 and decreased 1% in the United States. Knee sales decreased 2% (decreased 1% constant currency) worldwide during the third quarter and decreased 5% in the U.S. Hip sales were flat (flat at constant currency) worldwide during the third quarter and were flat in the U.S.

Extremity sales increased 18% (18% constant currency) worldwide during the quarter, with 25% growth in the U.S. The Comprehensive® Primary and Reverse Shoulder Systems continued to drive strong growth for the extremity product category during the third quarter.

Dental sales increased 5% worldwide (6% constant currency) and increased at a rate of 4% in the U.S. during the third quarter. The Biomet 3i dental business is benefiting from new product and technology introductions and a market that appears to be showing some signs of recovery.

Fixation sales decreased 1% (decreased 1% constant currency) worldwide during the third quarter and decreased 2% in the U.S. During the third quarter, increased craniomaxillofacial fixation sales were offset by decreased sales of external fixation and electrical stimulation devices, while internal fixation sales were flat.

Spine sales increased 1% (1% constant currency) worldwide during the third quarter and decreased 1% in the U.S. Sales growth of spine hardware and orthobiologics was impacted by decreased sales of spinal stimulation devices during the third quarter.

Sales of “other” products increased 13% (increased 14% constant currency) worldwide during the third quarter and increased 11% in the U.S. Sports medicine sales grew 20% (21% constant currency) worldwide and increased 16% in the U.S. during the quarter, while sales of softgoods and bracing products decreased. Strong demand for procedure-specific devices, including the JuggerKnot™ Soft Anchor, the ToggleLoc™ Femoral Fixation Device with ZipLoop™ Technology and the Maxfire™ MarXmen™ Meniscal Repair Device continued to fuel sports medicine sales growth during the third quarter.

*A collaborative partnership with Materialise, N.V.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current presentation. Such reclassifications were limited to net sales information by product and geographical category. Specifically, for the three and nine months ended February 28, 2010, the Company reclassified $4.8 million and $16.4 million from Other product net sales to Reconstructive product net sales, respectively, and $1.0 million and $3.3 million from Spine product net sales to Fixation product net sales, respectively. For the three and nine months ended February 28, 2010, the Company also reclassified $0.9 million and $3.1 million from Europe net sales to International net sales, respectively. The current presentation aligns with how the Company presently manages and markets its products.

Financial Schedule Presentation

The Company’s unaudited condensed consolidated financial statements as of and for the three and nine months ended February 28, 2011 and 2010 and other financial data included in this press release have been prepared in a manner that complies, in all material respects, with generally accepted accounting principles in the United States (except with respect to certain non-GAAP financial measures discussed below) and reflects purchase accounting adjustments related to the Merger referenced below.

About Biomet

Biomet, Inc. and its subsidiaries design, manufacture and market products used primarily by musculoskeletal medical specialists in both surgical and non-surgical therapy. Biomet’s product portfolio encompasses reconstructive products, including orthopedic joint replacement devices, bone cements and accessories, autologous therapies and dental reconstructive implants; fixation products, including electrical bone growth stimulators, internal and external orthopedic fixation devices, craniomaxillofacial implants and bone substitute materials; spinal products, including spinal stimulation devices, spinal hardware and orthobiologics; and other products, such as arthroscopy products and softgoods and bracing products. Headquartered in Warsaw, Indiana, Biomet and its subsidiaries currently distribute products in approximately 90 countries.

The Merger

Biomet, Inc. finalized the merger with LVB Acquisition Merger Sub, Inc., a wholly-owned subsidiary of LVB Acquisition, Inc., which we refer to in this press release as the “Merger”, on September 25, 2007. LVB Acquisition, Inc. is indirectly owned by investment partnerships directly or indirectly advised or managed by The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co. and TPG Capital.

Contacts

For further information contact Daniel P. Florin, Senior Vice President and Chief Financial Officer, at (574) 372-1687 or Barbara Goslee, Director, Corporate Communications at (574) 372-1514.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements are often indicated by the use of words such as “will,” “intend,” “anticipate,” “estimate,” “expect,” “plan” and similar expressions. Forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the impact of federal health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired organizational changes and cost-saving initiatives; the impact to the business as a result of the Company’s significant international operations, including, among others, with respect to foreign currency fluctuations and the success of the Company’s transition of certain manufacturing operations to China; the impact of the Company’s managerial changes; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the impact to the business as a result of cost containment efforts of group purchasing organizations; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. Although the Company believes that the assumptions on which the forward-looking statements contained herein are based are reasonable, any of those assumptions could prove to be inaccurate given the inherent uncertainties as to the occurrence or non-occurrence of future events. There can be no assurance as to the accuracy of forward-looking statements contained in this press release. The inclusion of a forward-looking statement herein should not be regarded as a representation by the Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

*Non-GAAP Financial Measures:

Management uses non-GAAP financial measures, such as net sales excluding the impact of foreign currency (constant currency), operating income as adjusted, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), EBITDA as adjusted (as defined by our credit agreement, the method to calculate this is likely to be different from methods used by other companies), net loss as adjusted, gross profit as adjusted, selling, general and administrative expense as adjusted, research and development expense as adjusted, cash and cash equivalents (as defined by our credit agreement), net debt, senior secured leverage ratio, total leverage ratio (net debt), free cash flow, and unlevered cash flow. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included elsewhere in the press release.

The term “as adjusted,” a non-GAAP financial measure, refers to financial performance measures that exclude certain income statement line items, such as interest, taxes, depreciation or amortization and/or exclude certain expenses as defined by our credit agreement, such as restructuring charges, non-cash impairment charges, integration and facilities opening costs or other business optimization expenses, new systems design and implementation costs, certain start-up costs and costs related to consolidation of facilities, certain non-cash charges, advisory fees paid to the private equity owners, certain severance charges, purchase accounting costs, stock-based compensation and payments, litigation costs, and other related charges.

These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States. Biomet management believes that these non-GAAP measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with GAAP.

Biomet, Inc.
Product Net Sales*
Three Month Period Ended February 28, 2011 and February 28, 2010
(in millions, unaudited)
	Three Months Ended February 28, 2011		Three Months Ended February 28, 2010	Reported Growth %		Constant Currency Growth %
Reconstructive	$516.2		$513.2	1%		1%
Fixation	58.5		59.4	(1	) %	(1	) %
Spine	55.4		55.1	1%		1%
Other	47.9		42.1	13%		14%

Net Sales	$678.0		$669.8	1%		2%

	Three Months Ended February 28, 2011 Net Sales Growth As Reported		Currency Impact	Three Months Ended February 28, 2011 Net Sales Growth in Local Currencies
Reconstructive	1%		-%	1%
Orthopedic Reconstructive	-%		-%	-%
Hips	-%		-%	-%
Knees	(2	) %	1%	(1	) %
Total Hips & Knees	(1	) %	-%	(1	) %
Extremities	18%		-%	18%
Other	(2	) %	1%	(1	) %
Dental	5%		1%	6%
Fixation	(1	) %	-%	(1	) %
Spine	1%		-%	1%
Other	13%		1%	14%
Sports Medicine	20%		1%	21%
Other	4%		1%	5%

Total	1%		1%	2%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Product Net Sales* Nine Month Period Ended February 28, 2011 and February 28, 2010 (in millions, unaudited)

	Nine Months Ended February 28, 2011		Nine Months Ended February 28, 2010	Reported Growth %		Constant Currency Growth %

Reconstructive	$1,535.1		$1,516.0	1%		2%
Fixation	174.2		178.6	(2	) %	(2	) %
Spine	169.3		170.9	(1	) %	-%
Other	138.4		130.0	6%		8%

Net Sales	$2,017.0		$1,995.5	1%		2%

	Nine Months Ended February 28, 2011 Net Sales Growth As Reported		Currency Impact	Nine Months Ended February 28, 2011 Net Sales Growth in Local Currencies

Reconstructive	1%		1%	2%
Orthopedic Reconstructive	1%		1%	2%
Hips	(1	) %	2%	1%
Knees	1%		1%	2%
Total Hips & Knees	1%		1%	2%
Extremities	21%		1%	22%
Other	(4	) %	2%	(2	) %
Dental	1%		2%	3%
Fixation	(2	) %	-%	(2	) %
Spine	(1	) %	1%	-%
Other	6%		2%	8%
Sports Medicine	17%		1%	18%
Other	(6	) %	2%	(4	) %

Total	1%		1%	2%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Geographic Segment Net Sales Percentage Summary* Three Month Period Ended February 28, 2011 and February 28, 2010 (in millions, unaudited)

	Three Months Ended February 28, 2011		Three Months Ended February 28, 2010		Reported Growth %		Constant Currency Growth %
Geographic Segments:
United States	$412.4		$412.6		-%		-%
Europe	173.0		180.5		(4	) %	-%
International	92.6		76.7		21%		14%

Net Sales	$678.0		$669.8		1%		2%

	Three Months Ended February 28, 2011 Net Sales Growth As Reported		Currency Impact		Three Months Ended February 28, 2011 Net Sales Growth Local Currencies
United States	-%		-%		-%
Europe	(4	) %	4%		-%
International	21%		(7	) %	14%

Total	1%		1%		2%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Geographic Segment Net Sales Percentage Summary* Nine Month Period Ended February 28, 2011 and February 28, 2010 (in millions, unaudited)

	Nine Months Ended February 28, 2011		Nine Months Ended February 28, 2010		Reported Growth %		Constant Currency Growth %
Geographic Segments:
United States	$1,248.4		$1,220.9		2%		2%
Europe	499.0		539.3		(7	) %	(1	) %
International	269.6		235.3		15%		9%

Net Sales	$2,017.0		$1,995.5		1%		2%

	Nine Months Ended February 28, 2011 Net Sales Growth As Reported		Currency Impact		Nine Months Ended February 28, 2011 Net Sales Growth Local Currencies
United States	2%		-%		2%
Europe	(7	) %	6%		(1	) %
International	15%		(6	) %	9%

Total	1%		1%		2%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
As Reported Consolidated Statements of Operations (in millions, unaudited)
	Three Months Ended	Three Months Ended
	February 28, 2011	February 28, 2010
Net sales	$678.0	$669.8
Cost of sales	208.1	194.7

Gross profit	469.9	475.1
Gross profit percentage	69.3%	70.9%

Selling, general and administrative expense	252.9	256.1
Research and development expense	28.8	26.6
Amortization	93.3	92.3

Operating income	94.9	100.1
Percentage of Net Sales	14.0%	14.9%

Other (income) expense	(3.0)	(4.0)
Interest expense	124.0	128.0

Loss before income taxes	(26.1)	(23.9)

Benefit from income taxes	(14.5)	(20.8)

Tax rate	55.6%	87.0%

Net loss	$(11.6)	$(3.1)

Percentage of Net Sales	-1.7%	-0.5%

Biomet, Inc.
As Reported Consolidated Statements of Operations
(in millions, unaudited)

	Nine Months Ended February 28, 2011	Nine Months Ended February 28, 2010
Net sales	$2,017.0	$1,995.5
Cost of sales	609.6	593.6

Gross profit	1,407.4	1,401.9
Gross profit percentage	69.8%	70.3%

Selling, general and administrative expense	765.4	769.5
Research and development expense	88.3	76.7
Amortization	283.3	282.4

Operating income	270.4	273.3
Percentage of Net Sales	13.4%	13.7%

Other (income) expense	(8.7)	(18.9)
Interest expense	373.7	389.6

Loss before income taxes	(94.6)	(97.4)

Benefit from income taxes	(57.6)	(64.3)

Tax rate	60.9%	66.0%

Net loss	$(37.0)	$(33.1)

Percentage of Net Sales	-1.8%	-1.7%

Biomet, Inc.
Other Financial Information
Operating Income, as reported to Operating Income, as adjusted*
(in millions, unaudited)
	Three Months Ended February 28, 2011	Three Months Ended February 28, 2010
Operating income, as reported	$94.9	$100.1
Purchase accounting depreciation	4.5	4.4
Purchase accounting amortization	91.2	91.2

Total merger related depreciation and amortization	95.7	95.6

Stock-based compensation expense	5.2	4.8
Litigation settlements and reserves and other legal fees	2.3	2.9
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.0	4.1
Sponsor fee	2.7	2.6

Total non-merger related items	22.2	14.4

Total items (pre-tax) excluded per our credit agreement	117.9	110.0

Operating income, as adjusted*	$212.8	$210.1

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Operating Income, as reported to Operating Income, as adjusted*
(in millions, unaudited)

	Nine Months Ended February 28, 2011	Nine Months Ended February 28, 2010
Operating income, as reported	$270.4	$273.3
Purchase accounting depreciation	13.3	13.3
Purchase accounting amortization	276.1	279.4

Total merger related depreciation and amortization	289.4	292.7

Stock-based compensation expense	14.6	14.3
Litigation settlements and reserves and other legal fees	9.7	8.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	29.7	27.4
Sponsor fee	7.6	7.5

Total non-merger related items	61.6	57.3

Total items (pre-tax) excluded per our credit agreement	351.0	350.0

Operating income, as adjusted*	$621.4	$623.3

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Net Loss to EBITDA, as reported*
(in millions, unaudited)

	Three Months Ended February 28, 2011	Three Months Ended February 28, 2010
Net loss, as reported	$(11.6)	$(3.1)
Depreciation	48.0	43.9
Amortization	93.3	92.3
Interest expense	124.0	128.0
Other (income) expense, net	(3.0)	(4.0)
Income taxes	(14.5)	(20.8)

EBITDA, as reported*	$236.2	$236.3

* See Non-GAAP Financial Measures Disclosure Above
Biomet, Inc.
Other Financial Information
Net Loss to EBITDA, as reported*
(in millions, unaudited)

	Nine Months Ended February 28, 2011	Nine Months Ended February 28, 2010
Net loss, as reported	$(37.0)	$(33.1)
Depreciation	134.2	133.4
Amortization	283.3	282.4
Interest expense	373.7	389.6
Other (income) expense, net	(8.7)	(18.9)
Income taxes	(57.6)	(64.3)

EBITDA, as reported*	$687.9	$689.1

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Operating Income, as reported to EBITDA, as adjusted*
(in millions, unaudited)

	Three Months Ended February 28, 2011	Three Months Ended February 28, 2010
Operating income, as reported	$94.9	$100.1
Depreciation	48.0	43.9
Amortization	93.3	92.3

EBITDA, as reported*	$236.2	$236.3
Special items adjustments:
Stock-based compensation expense	5.2	4.8
Litigation settlements and reserves and other legal fees	2.3	2.9
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.0	4.1
Sponsor fee	2.7	2.6

EBITDA, as adjusted*	$258.4	$250.7

Net sales	$678.0	$669.8
EBITDA percentage, as reported*	34.8%	35.3%
EBITDA percentage, as adjusted*	38.1%	37.4%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information
Operating Income, as reported to EBITDA, as adjusted*
(in millions, unaudited)

	Nine Months Ended February 28, 2011	Nine Months Ended February 28, 2010
Operating income, as reported	$270.4	$273.3
Depreciation	134.2	133.4
Amortization	283.3	282.4

EBITDA, as reported*	$687.9	$689.1
Special items adjustments:
Stock-based compensation expense	14.6	14.3
Litigation settlements and reserves and other legal fees	9.7	8.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	29.7	27.4
Sponsor fee	7.6	7.5

EBITDA, as adjusted*	$749.5	$746.4

Net sales	$2,017.0	$1,995.5
EBITDA percentage, as reported*	34.1%	34.5%
EBITDA percentage, as adjusted*	37.2%	37.4%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Reconciliation of GAAP Consolidated Net Loss to
Non-GAAP Adjusted Consolidated Net Income*
(in millions, unaudited)

	Three Months Ended February 28, 2011	Three Months Ended February 28, 2010
Net loss, as reported	$(11.6)	$(3.1)
Purchase accounting depreciation	4.5	4.4
Purchase accounting amortization	91.2	91.2
Stock-based compensation expense	5.2	4.8
Litigation settlements and reserves and other legal fees	2.3	2.9
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	12.0	4.1
Sponsor fee	2.7	2.6
Tax effect on special and purchase accounting items	(42.5)	(39.6)

Net income, as adjusted*	$63.8	$67.3

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Reconciliation of GAAP Consolidated Net Loss to
Non-GAAP Adjusted Consolidated Net Income*
(in millions, unaudited)

	Nine Months Ended February 28, 2011	Nine Months Ended February 28, 2010
Net loss, as reported	$(37.0)	$(33.1)
Purchase accounting depreciation	13.3	13.3
Purchase accounting amortization	276.1	279.4
Stock-based compensation expense	14.6	14.3
Litigation settlements and reserves and other legal fees	9.7	8.1
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	29.7	27.4
Sponsor fee	7.6	7.5
Tax effect on special and purchase accounting items	(133.4)	(125.6)

Net income, as adjusted*	$180.6	$191.3

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Other Financial Information Gross Profit, as reported to Gross Profit, as adjusted* (in millions, unaudited)

	Three Months Ended February 28, 2011	Three Months Ended February 28, 2010
Gross profit, as reported	$469.9	$475.1
Purchase accounting depreciation	4.5	4.4
Stock-based compensation expense	0.3	0.3
Litigation settlements and reserves and other legal fees	0.2	(5.8)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	7.1	2.9

Gross profit, as adjusted*	$482.0	$476.9

Net sales	$678.0	$669.8
Gross profit percentage, as reported	69.3%	70.9%
Gross profit percentage, as adjusted*	71.1%	71.2%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information Gross Profit, as reported to Gross Profit, as adjusted* (in millions, unaudited)

	Nine Months Ended February 28, 2011	Nine Months Ended February 28, 2010
Gross profit, as reported	$1,407.4	$1,401.9
Purchase accounting depreciation	13.3	13.3
Stock-based compensation expense	0.9	1.2
Litigation settlements and reserves and other legal fees	0.2	(6.9)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, abnormal manufacturing variances and other related costs)	19.6	18.5

Gross profit, as adjusted*	$1,441.4	$1,428.0

Net sales	$2,017.0	$1,995.5
Gross profit percentage, as reported	69.8%	70.3%
Gross profit percentage, as adjusted*	71.5%	71.6%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Other Financial Information Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted* (in millions, unaudited)

	Three Months Ended February 28, 2011	Three Months Ended February 28, 2010
Selling, general and administrative expense, as reported	$252.9	$256.1
Stock-based compensation expense	(4.4)	(3.9)
Litigation settlements and reserves and other legal fees	(2.1)	(8.7)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(4.4)	(1.1)
Sponsor fee	(2.7)	(2.6)

Selling, general and administrative expense, as adjusted*	$239.3	$239.8

Net sales	$678.0	$669.8
SG&A as a percentage of net sales, as reported	37.3%	38.2%
SG&A as a percentage of net sales, as adjusted*	35.3%	35.8%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Other Financial Information Selling, General and Administrative Expense, as reported to Selling, General and Administrative Expense, as adjusted* (in millions, unaudited)

	Nine Months Ended February 28, 2011	Nine Months Ended February 28, 2010
Selling, general and administrative expense, as reported	$765.4	$769.5
Stock-based compensation expense	(12.2)	(11.3)
Litigation settlements and reserves and other legal fees	(9.5)	(16.1)
Operational restructuring and consulting expenses related to operational initiatives (severance, building impairments, and other related costs)	(8.7)	(8.6)
Sponsor fee	(7.6)	(7.5)

Selling, general and administrative expense, as adjusted*	$727.4	$726.0

Net sales	$2,017.0	$1,995.5
SG&A as a percentage of net sales, as reported	37.9%	38.6%
SG&A as a percentage of net sales, as adjusted*	36.1%	36.4%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Other Financial Information Research and Development Expense, as reported to Research and Development Expense, as adjusted* (in millions, unaudited)

	Three Months Ended February 28, 2011	Three Months Ended February 28, 2010
Research and development expense, as reported	$28.8	$26.6
Stock-based compensation expense	(0.5)	(0.6)
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(0.5)	(0.1)

Research and development expense, as adjusted*	$27.8	$25.9

Net sales	$678.0	$669.8
R&D as a percentage of net sales, as reported	4.2%	4.0%
R&D as a percentage of net sales, as adjusted*	4.1%	3.9%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Other Financial Information Research and Development Expense, as reported to Research and Development Expense, as adjusted* (in millions, unaudited)

	Nine Months Ended February 28, 2011	Nine Months Ended February 28, 2010
Research and development expense, as reported	$88.3	$76.7
Stock-based compensation expense	(1.5)	(1.8)
Litigation settlements and reserves and other legal fees	-	1.1
Operational restructuring and consulting expenses related to operational initiatives (severance, and other related costs)	(1.4)	(0.3)

Research and development expense, as adjusted*	$85.4	$75.7

Net sales	$2,017.0	$1,995.5
R&D as a percentage of net sales, as reported	4.4%	3.8%
R&D as a percentage of net sales, as adjusted*	4.2%	3.8%

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Balance Sheets (in millions, unaudited)

	(Preliminary) February 28, 2011	May 31, 2010
Assets
Cash and cash equivalents	$287.7	$189.1
Accounts receivable, net	480.5	452.5
Income tax receivable	7.3	19.2
Short-term investments	52.7	-
Inventories	591.6	507.3
Current deferred income taxes	57.5	64.3
Prepaid expenses and other	97.2	72.6
Property, plant and equipment, net	646.0	622.0
Intangible assets, net	5,106.6	5,190.3
Goodwill	4,854.0	4,707.5
Other assets	116.8	144.2

Total Assets	$12,297.9	$11,969.0

Liabilities and Shareholder’s Equity
Current liabilities	$532.3	$482.9
Current portion of long-term debt	36.9	35.6
Long-term debt, net of current portion	5,948.1	5,860.9
Deferred income taxes, long-term	1,629.8	1,674.9
Other long-term liabilities	184.3	181.2
Shareholder’s equity	3,966.5	3,733.5

Total Liabilities and Shareholder’s Equity	$12,297.9	$11,969.0

Net Debt (a)*	$5,652.5	$5,707.4

(a)	Net debt is the sum of total debt less cash and cash equivalents, as defined by the credit agreement (see next schedule).

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc.
Other Financial Information Senior Secured Leverage Ratio* (in millions, unaudited)

	February 28, 2011		May 31, 2008
Senior Secured Debt:

USD Term Loan B	$2,264.0		$2,328.3
EUR Term Loan B	1,164.8		1,355.2
Asset Based Revolver	-		-
Cash Flow Revolvers	-		-

Consolidated Senior Secured Debt	3,428.8	A	3,683.5	D

Senior Notes	2,550.5		2,570.7
European Operations	5.7		46.6

Consolidated Total Debt	5,985.0		6,300.8

Cash and Cash Equivalents	(287.7)		(127.6)
Time Deposits with Maturities of < 2 years	(44.8)		-

Cash and Cash Equivalents* **	(332.5)		(127.6)

Net Debt*	$5,652.5	B	$6,173.2	E

LTM Adjusted EBITDA*

Quarter 4 Fiscal 2010 Adjusted EBITDA	253.6
Quarter 1 Fiscal 2011 Adjusted EBITDA	227.4
Quarter 2 Fiscal 2011 Adjusted EBITDA	263.7
Quarter 3 Fiscal 2011 Adjusted EBITDA	258.4
“Run Rate” Cost Savings**	-

LTM Adjusted EBITDA*	$1,003.1	C

Quarter 1 Fiscal 2008 Adjusted EBITDA			180.7
Quarter 2 Fiscal 2008 Adjusted EBITDA			210.8
Quarter 3 Fiscal 2008 Adjusted EBITDA			217.1
Quarter 4 Fiscal 2008 Adjusted EBITDA			220.5
“Run Rate” Cost Savings**			57.0

LTM Adjusted EBITDA*			$886.1	F

Senior Secured Leverage Ratio*	3.42	A / C	4.16	D / F
Total Leverage Ratio (Net Debt)*	5.64	B / C	6.97	E / F

* See Non-GAAP Financial Measures Disclosure Above

** As defined by the Credit Agreement dated September 25, 2007

Biomet, Inc. Consolidated Statements of Cash Flows (in millions, unaudited)

	Fiscal 2011
	Three Months Ended August 31, 2010	Three Months Ended November 30, 2010	(Preliminary) Three Months Ended February 28, 2011	(Preliminary) Nine Months Ended February 28, 2011
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(17.8)	$(7.6)	$(11.6)	$(37.0)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	136.7	139.5	141.3	417.5
Amortization of deferred financing costs	2.8	2.9	2.7	8.4
Stock-based compensation expense	5.1	4.3	5.2	14.6
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(2.3)	(3.9)
Gain on sale of investments	-	(2.6)	(2.3)	(4.9)
Provision for inventory obsolescence	1.7	5.3	4.8	11.8
Deferred income taxes	(43.8)	(10.6)	(44.0)	(98.4)
Other	0.5	(18.2)	7.4	(10.3)
Changes in operating assets and liabilities:
Accounts receivable	27.1	(28.6)	13.2	11.7
Inventories	(18.3)	(33.2)	(13.5)	(65.0)
Prepaid expenses	(12.2)	10.5	(6.7)	(8.4)
Accounts payable	(0.6)	3.0	(9.6)	(7.2)
Income taxes	4.3	2.9	6.8	14.0
Accrued interest	67.7	(74.3)	67.7	61.1
Accrued expenses and other	(20.6)	27.1	(7.3)	(0.8)

Net cash provided by operating activities	131.3	20.1	151.8	303.2

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	3.8	7.9	2.9	14.6
Purchases of investments	-	-	(44.3)	(44.3)
Net proceeds from sale of property and equipment	-	4.8	1.3	6.1
Capital expenditures	(36.5)	(52.3)	(45.1)	(133.9)
Acquisitions, net of cash acquired	(9.6)	(6.8)	(1.9)	(18.3)

Net cash used in investing activities	(42.3)	(46.4)	(87.1)	(175.8)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	0.1	-	0.1	0.2
Payments under revolving credit agreements	(0.6)	(0.5)	(0.4)	(1.5)
Payments under senior secured credit facility	(8.5)	(8.7)	(8.7)	(25.9)
Repurchases of senior notes	-	(11.2)	-	(11.2)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(0.2)	(1.2)

Net cash used in financing activities	(9.2)	(21.2)	(9.2)	(39.6)
Effect of exchange rate changes on cash	5.1	2.1	3.6	10.8

Increase (decrease) in cash and cash equivalents	84.9	(45.4)	59.1	98.6
Cash and cash equivalents, beginning of period	189.1	274.0	228.6	189.1

Cash and cash equivalents, end of period	$274.0	$228.6	$287.7	$287.7

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$56.3	$194.5	$53.6	$304.4

Income taxes	$6.5	$11.2	$10.5	$28.2

Biomet, Inc. Consolidated Statements of Cash Flows (in millions, unaudited)

	Fiscal 2010

	Three Months Ended August 31, 2009	Three Months Ended November 30, 2009	Three Months Ended February 28, 2010	Nine Months Ended February 28, 2010
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net loss	$(22.8)	$(7.2)	$(3.1)	$(33.1)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	136.6	143.0	136.2	415.8
Amortization of deferred financing costs	2.8	2.8	2.9	8.5
Stock-based compensation expense	5.2	4.3	4.8	14.3
Recovery of doubtful accounts receivable	(5.2)	(0.6)	(4.0)	(9.8)
Gain on sale of investments	(0.8)	(0.4)	(1.8)	(3.0)
Provision for inventory obsolescence	6.5	2.3	(5.0)	3.8
Deferred income taxes	(47.1)	(30.7)	(26.8)	(104.6)
Other	(1.1)	6.2	4.0	9.1
Changes in operating assets and liabilities:
Accounts receivable	19.8	(47.5)	13.9	(13.8)
Inventories	(22.5)	(9.4)	(4.0)	(35.9)
Prepaid expenses	(4.4)	(1.8)	(1.2)	(7.4)
Accounts payable	(3.0)	(6.1)	(12.0)	(21.1)
Income taxes	14.6	8.3	(3.3)	19.6
Accrued interest	70.0	(70.6)	64.9	64.3
Accrued expenses and other	(93.1)	33.0	6.4	(53.7)

Net cash provided by operating activities	55.5	25.6	171.9	253.0

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Proceeds from sales/maturities of investments	3.4	2.9	9.8	16.1
Purchases of investments	(1.8)	(2.0)	(9.5)	(13.3)
Net proceeds from sale of property and equipment	-	-	0.5	0.5
Capital expenditures	(53.9)	(52.1)	(40.9)	(146.9)
Acquisitions, net of cash acquired	(2.4)	(6.6)	(0.8)	(9.8)

Net cash used in investing activities	(54.7)	(57.8)	(40.9)	(153.4)

CASH FLOWS PROVIDED BY (USED IN) FINANCING ACTIVITIES:
Debt:
Proceeds under revolving credit agreements	20.1	-	0.2	20.3
Payments under revolving credit agreements	(1.3)	(66.7)	(65.6)	(133.6)
Payments under senior secured credit facility	(8.9)	(9.0)	(9.1)	(27.0)
Repurchases of senior notes	-	-	(8.7)	(8.7)
Equity:
Repurchase of LVB Acquisition, Inc. shares	(0.6)	(0.5)	(0.4)	(1.5)

Net cash provided by (used in) financing activities	9.3	(76.2)	(83.6)	(150.5)
Effect of exchange rate changes on cash	0.7	(0.4)	2.4	2.7

Increase (decrease) in cash and cash equivalents	10.8	(108.8)	49.8	(48.2)
Cash and cash equivalents, beginning of period	215.6	226.4	117.6	215.6

Cash and cash equivalents, end of period	$226.4	$117.6	$167.4	$167.4

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest	$58.9	$198.2	$59.8	$316.9

Income taxes	$0.8	$5.6	$15.1	$21.5

Biomet, Inc. Other Financial Information GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow* (in millions, unaudited)

	Fiscal 2011
	Three Months Ended August 31, 2010	Three Months Ended November 30, 2010	(Preliminary) Three Months Ended February 28, 2011	(Preliminary) Nine Months Ended February 28, 2011
Net loss	$(17.8)	$(7.6)	$(11.6)	$(37.0)
Adjustments:
Depreciation and amortization	136.7	139.5	141.3	417.5
Amortization of deferred financing costs	2.8	2.9	2.7	8.4
Stock-based compensation expense	5.1	4.3	5.2	14.6
Recovery of doubtful accounts receivable	(1.3)	(0.3)	(2.3)	(3.9)
Gain on sale of investments	-	(2.6)	(2.3)	(4.9)
Provision for inventory obsolescence	1.7	5.3	4.8	11.8
Deferred income taxes	(43.8)	(10.6)	(44.0)	(98.4)
Other	0.5	(18.2)	7.4	(10.3)

TOTAL	83.9	112.7	101.2	297.8
Changes In:
Accounts receivables	27.1	(28.6)	13.2	11.7
Inventories	(18.3)	(33.2)	(13.5)	(65.0)
Prepaid expenses	(12.2)	10.5	(6.7)	(8.4)
Accounts payable	(0.6)	3.0	(9.6)	(7.2)
Income taxes	4.3	2.9	6.8	14.0
Accrued Interest	67.7	(74.3)	67.7	61.1
Accrued expenses and other	(20.6)	27.1	(7.3)	(0.8)

Net cash provided by operating activities	$131.3	$20.1	$151.8	$303.2
Capital expenditures	(36.5)	(52.3)	(45.1)	(133.9)

Free Cash Flow*	$94.8	$(32.2)	$106.7	$169.3
Acquisitions, net of cash acquired	(9.6)	(6.8)	(1.9)	(18.3)
Proceeds from sales of investments	3.8	7.9	2.9	14.6
Purchases of investments	-	-	(44.3)	(44.3)
Proceeds from sale of property and equipment	-	4.8	1.3	6.1
Loss on bond repurchase	-	(1.2)	-	(1.2)
Repurchase of LVB Acquisition, Inc. shares	(0.2)	(0.8)	(0.2)	(1.2)
Add back: cash paid for interest	56.3	194.5	53.6	304.4
Effect of exchange rates on cash	5.1	2.1	3.6	10.8

Unlevered Free Cash Flow* (1)	$150.2	$168.3	$121.7	$440.2

(1) Cash flow that does not take into account the interest payments required on outstanding debt. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).

* See Non-GAAP Financial Measures Disclosure Above

Biomet, Inc. Other Financial Information GAAP Operating Cash Flow Reconciled to Free Cash Flow* & Unlevered Free Cash Flow* (in millions, unaudited)

	Fiscal 2010

	Three Months Ended August 31, 2009	Three Months Ended November 30, 2009	Three Months Ended February 28, 2010	Nine Months Ended February 28, 2010
Net loss	$(22.8)	$(7.2)	$(3.1)	$(33.1)
Adjustments:
Depreciation and amortization	136.6	143.0	136.2	415.8
Amortization of deferred financing costs	2.8	2.8	2.9	8.5
Stock-based compensation expense	5.2	4.3	4.8	14.3
Recovery of doubtful accounts receivable	(5.2)	(0.6)	(4.0)	(9.8)
Gain on sale of investments	(0.8)	(0.4)	(1.8)	(3.0)
Provision for inventory obsolescence	6.5	2.3	(5.0)	3.8
Deferred income taxes	(47.1)	(30.7)	(26.8)	(104.6)
Other	(1.1)	6.2	4.0	9.1

TOTAL	74.1	119.7	107.2	301.0
Changes In:
Accounts receivables	19.8	(47.5)	13.9	(13.8)
Inventories	(22.5)	(9.4)	(4.0)	(35.9)
Prepaid expenses	(4.4)	(1.8)	(1.2)	(7.4)
Accounts payable	(3.0)	(6.1)	(12.0)	(21.1)
Income taxes	14.6	8.3	(3.3)	19.6
Accrued Interest	70.0	(70.6)	64.9	64.3
Accrued expenses and other	(93.1)	33.0	6.4	(53.7)

Net cash provided by operating activities	$55.5	$25.6	$171.9	$253.0
Capital expenditures	(53.9)	(52.1)	(40.9)	(146.9)

Free Cash Flow*	$1.6	$(26.5)	$131.0	$106.1
Acquisitions, net of cash acquired	(2.4)	(6.6)	(0.8)	(9.8)
Proceeds from sales of investments	3.4	2.9	9.8	16.1
Purchases of investments	(1.8)	(2.0)	(9.5)	(13.3)
Proceeds from sale of property and equipment	-	-	0.5	0.5
Loss on bond repurchase	-	-	(0.7)	(0.7)
Repurchase of LVB Acquisition, Inc. shares	(0.6)	(0.5)	(0.4)	(1.5)
Add back: cash paid for interest	58.9	198.2	59.8	316.9
Effect of exchange rates on cash	0.7	(0.4)	2.4	2.7

Unlevered Free Cash Flow* (1)	$59.8	$165.1	$192.1	$417.0

(1) Cash flow that does not take into account the interest payments required on outstanding debt. Commonly used by companies that are highly leveraged to show how assets perform before debt service (principal and interest).

* See Non-GAAP Financial Measures Disclosure Above